UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 25, 2024

WEST BANCORPORATION, INC.
(Exact name of registrant as specified in its charter)

Iowa	0-49677	42-1230603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3330 Westown Parkway, West Des Moines, Iowa 50266
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 515-222-2300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	WTBA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to West Bancorporation, Inc. 2021 Equity Incentive Plan

At the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of West Bancorporation, Inc. (the “Company”) held on April 25, 2024, the Company’s stockholders approved an amendment to the West Bancorporation, Inc. 2021 Equity Incentive Plan (the “2021 Equity Plan”) to increase the number of available shares that may be issued under the 2021 Equity Plan by 550,000 shares (the “Amendment”). The Amendment was adopted by the Company’s Board on February 21, 2024, subject to approval of the Company’s stockholders, to continue to promote the growth, profitability, and long-term financial success of the Company, to provide a means to incentivize officers, other employees and non-employee directors to achieve long-term corporate objectives, to attract, retain, and reward such individuals who can and do contribute to such success, to further align the interests of such individuals with those of the Company’s stockholders, and to provide such individuals with an opportunity to acquire shares of the Company’s common stock. The 2021 Equity Plan, as amended, will continue to be administered by the Compensation Committee, which has the authority to select award recipients from the eligible participants, determine the types of awards to be granted, and determine the applicable terms, conditions, performance criteria, restrictions and other provisions of such awards, including any vesting or accelerated vesting requirements or conditions applicable to an award or awards.

The 2021 Equity Plan, as amended, incorporates a broad variety of cash-based and equity-based incentive compensation elements to provide the Compensation Committee with significant flexibility to appropriately address the requirements and limitations of applicable legal, regulatory and financial accounting standards in a manner mutually consistent with the original purposes of the 2021 Equity Plan and stockholder interests.

Subject to permitted adjustments for certain corporate transactions, the maximum number of shares that may be delivered to participants, or their beneficiaries, under the 2021 Equity Plan, as amended, is 1,175,000 shares of the Company’s common stock.

The foregoing description of the 2021 Equity Plan is qualified in its entirety by the text of the 2021 Equity Plan, which is filed as Exhibit 10.1 hereto, and the text of the Amendment, which is filed as Exhibit 10.2 hereto, each of which is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company's Annual Meeting was held on April 25, 2024. The record date for determination of shareholders entitled to vote at the Annual Meeting was February 16, 2024. There were 16,725,094 shares of common stock outstanding as of that date, with each such share being entitled to one vote. At the Annual Meeting, the holders of 13,842,736 shares, or approximately 82.8 percent of the outstanding shares, were represented in person or by proxy, which constituted a quorum for the Annual Meeting. The following proposals were voted on at the Annual Meeting:

Proposal 1 - Election of Directors

Twelve directors were elected to serve for a one year term or until their successors are elected and qualified. The voting results to elect each director were as follows:

	For	Withheld	Broker Non-Votes
Patrick J. Donovan	10,438,338	135,555	3,268,843
Lisa J. Elming	10,527,958	45,935	3,268,843
Steven K. Gaer	10,106,721	467,172	3,268,843
Douglas R. Gulling	10,427,399	146,494	3,268,843
Sean P. McMurray	10,121,796	452,097	3,268,843
George D. Milligan	9,953,279	620,614	3,268,843
David D. Nelson	10,435,018	138,875	3,268,843
James W. Noyce	9,971,804	602,089	3,268,843
Rosemary Parson	10,536,972	36,921	3,268,843
Steven T. Schuler	10,420,560	153,333	3,268,843
Therese M. Vaughan	10,347,605	226,288	3,268,843
Philip Jason Worth	10,434,117	139,776	3,268,843

Proposal 2 - Approval, on a nonbinding basis, of the 2023 executive compensation disclosed in the Company's definitive proxy statement, which was filed with the Securities and Exchange Commission on March 5, 2024.

The voting results to approve the above proposal were as follows:

	For	Against	Abstain	Broker Non-Votes
Approval of 2023 executive compensation	10,004,713	394,531	174,649	3,268,843

Proposal 3 - Approval, on a nonbinding basis, the frequency (every one, two or three years) of the nonbinding vote to approve the compensation of the named executive officers.

The voting results for the frequency of the vote on NEO compensation were as follows:

	Every One Year	Every Two Years	Every Three Years	Abstain
Frequency Vote	9,680,301	66,537	632,449	194,606

Proposal 4 - Approval of the amendment to West Bancorporation, Inc. 2021 Equity Incentive Plan.

The voting results to approve the above proposal were as follows:

	For	Against	Abstain	Broker Non-Votes
Approval of Amendment of the 2021 Equity Incentive Plan	10,001,085	503,502	69,306	3,268,843

Proposal 5 - Ratification of the appointment of RSM US LLP as the Company's independent registered public accounting firm for the year ending December 31, 2024.

The voting results to ratify the above proposal were as follows:

	For	Against	Abstain	Broker Non-Votes
Ratification of RSM US LLP	13,763,145	66,039	13,552	—

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1
West Bancorporation, Inc. 2021 Equity Incentive Plan (filed as Appendix A to West Bancorporation, Inc.’s Proxy Statement on Form DEF 14A filed with the Securities and Exchange Commission on March 1, 2021, and incorporated herein by reference)

10.2
First Amendment of the West Bancorporation, Inc. 2021 Equity Incentive Plan (filed as Appendix A to West Bancorporation, Inc.’s Proxy Statement on Form DEF 14A filed with the Securities and Exchange Commission on March 5, 2024, and incorporated herein by reference)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

West Bancorporation, Inc.

April 26, 2024	By:	/s/ Jane M. Funk
Name: Jane M. Funk
Title: Executive Vice President, Treasurer and Chief Financial Officer